[PHOTO OMITTED]

The
Gabelli
Equity
Income
Fund

THIRD QUARTER REPORT
       JUNE 30, 1998

                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434

                              Third Quarter Report
                                June 30, 1998(a)

                                    * * * *

  Morningstar rated The Gabelli Equity Income Fund 4 stars overall and for the three and five year periods ended 6/30/98 among 2545 and 1462 domestic equity funds, respectively.

To Our Shareholders,

      In the second quarter of 1998, there was a continuation of the best of times for large cap stocks and the worst of times for small cap stocks. During the quarter, the large cap market, as measured by the Standard & Poor's 500 Index, rose by 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. U.S. government bonds rallied in a classic global "flight to quality", with the yield on the 30 year U.S. Treasury Bond falling to 5.57% in mid-June.

Investment Performance

      For the quarter ended June 30, 1998, The Gabelli Equity Income Fund's (the "Fund") net asset value increased 0.5% to $17.72 after adjusting for the $0.06 per share dividend paid on June 26, 1998. The Lipper Analytical Services Equity Income Fund Average declined 1.0% and Standard & Poor's (S&P) 500 Index had a return of 3.3% over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 24.0% over the trailing twelve month period. The Lipper Equity Income Fund Average and S&P 500 rose 21.0% and 30.2%, respectively, over the same twelve month period.

      For the five year period ended June 30, 1998, the Fund's return averaged 18.0% annually, versus average annual returns of 17.6% and 23.1% for the Lipper Equity Income Fund Average and S&P 500, respectively. Since inception on January 2, 1992 through June 30, 1998, the Fund had a total return of 179.8%, which equates to an average annual return of 17.2%. The Dividend History chart details each dividend paid by the Fund since inception.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                              Calendar Quarter
                                              ----------------
                             1st          2nd       3rd      4th       Year
                             ---          ---       ---      ---       ----
1998: Net Asset Value ....  $17.70       $17.72     --       --        --
      Total Return .......    10.1%        0.5%
--------------------------------------------------------------------------------
1997: Net Asset Value ....  $14.27       $16.03    $17.39   $16.12    $16.12
      Total Return .......     1.2%        12.7%      8.8%     3.0%     27.9%
--------------------------------------------------------------------------------
1996: Net Asset Value ....  $13.47       $13.54    $13.81   $14.16    $14.16
      Total Return .......     5.5%         1.0%      2.5%     8.0%     17.9%
--------------------------------------------------------------------------------
1995: Net Asset Value ....  $11.56       $11.99    $12.65   $12.84    $12.84
      Total Return .......     8.5%         4.3%      6.1%     6.9%     28.3%
--------------------------------------------------------------------------------
1994: Net Asset Value ....  $11.26       $11.08    $11.54   $10.72    $10.72
      Total Return .......    (2.2)%       (0.8)%     4.9%    (0.7)%     1.1%
--------------------------------------------------------------------------------
1993: Net Asset Value ....  $11.35       $11.72    $12.15   $11.57    $11.57
      Total Return .......     7.4%         3.8%      4.2%     1.5%     17.9%
--------------------------------------------------------------------------------
1992: Net Asset Value ....  $10.19       $10.36    $10.40   $10.64    $10.64
      Total Return .......     2.4%(b)      2.3%      1.1%     3.7%      9.8%(b)
--------------------------------------------------------------------------------

------------------------------------------------
  Average Annual Returns - June 30, 1998 (a)

  1 Year.......................     24.0%
  5 Year.......................     18.0%
  Life of Fund (b).............     17.2%
------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.

--------------------------------------------------------------------------------

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last six years at The Gabelli Equity Income Fund and for over 20 years at The Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

                                            [Valuation Approach GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

------------------------------------------------------
                Dividend History
------------------------------------------------------

                           Rate       Reinvestment
Payment (ex) Date        Per Share       Price
-----------------        ---------       -----
June 26, 1998              $0.06        $17.65
March 27, 1998             $0.05        $17.70
------------------------------------------------------
December 29, 1997          $1.78        $15.94
September 30, 1997         $0.05        $17.39
June 30, 1997              $0.05        $16.03
March 31, 1997             $0.06        $14.27
------------------------------------------------------
December 27, 1996          $0.76        $14.28
September 30, 1996         $0.07        $13.81
June 28, 1996              $0.06        $13.54
March 31, 1996             $0.07        $13.47
------------------------------------------------------
December 29, 1995          $0.68        $12.84
September 29,1995          $0.07        $12.65
June 30, 1995              $0.07        $11.99
March 31, 1995             $0.07        $11.56
------------------------------------------------------
December 30, 1994          $0.74        $10.72
September 30, 1994         $0.08        $11.54
June 30, 1994              $0.09        $11.08
March 31, 1994             $0.06        $11.26
------------------------------------------------------
December 31, 1993          $0.76        $11.57
September 30, 1993         $0.06        $12.15
June 30, 1993              $0.06        $11.72
March 31, 1993             $0.08        $11.35
------------------------------------------------------
December 31, 1992          $0.15        $10.64
September 30, 1992         $0.07        $10.40
June 30, 1992              $0.06        $10.36
March 31, 1992             $0.05        $10.19
------------------------------------------------------

COMMENTARY

      In compiling our thoughts for this shareholder letter, we looked forward by looking through the rear view mirror. In the process, we witnessed the testimony of Federal Reserve Board Chairman Alan Greenspan and we could not say it any better. To quote Alan . . .

      "Mr. Chairman and members of the Committee, I appreciate this opportunity to present the Federal Reserve's midyear report on monetary policy.

      Overall, the performance of the U.S. economy continues to be impressive. Over the first part of the year, we experienced further gains in output and employment, subdued prices, and moderate long-term interest rates. Important crosscurrents, however, have been impacting the economy. With labor markets very tight and domestic final demand retaining considerable momentum, the risks of a pickup in inflation remain significant. But inventory investment, which was quite rapid late last year and early this year, appears to have slowed, perhaps appreciably. Moreover, the economic and financial troubles in Asian economies are now demonstrably restraining demands for U.S. goods and services -- and those troubles could intensify and spread further. Weighting these forces, the Federal Open Market Committee chose to keep the stance of policy unchanged over the first half of 1998. However, should pressures on labor resources begin to show through more impressively in cost increases, policy action may need to counter any associated tendency for prices to accelerate before it undermines this extraordinary expansion."

      -- Excerpt from the Monetary Policy Testimony and Report to Congress Before the Subcommittee on Domestic and International Monetary Policy of the Committee on Banking and Financial Services, U.S. House of Representatives, July 21, 1998.

Some Big Winners . . . and Losers

      This quarter, our financial holdings including American Express, U.S. Trust, Commerzbank and Deutsche Bank continued to perform well. Four of the Fund's five European telecommunications stocks (British Telecom, France Telecom, Deutsche Telekom and Telefonica de Espana) rang up solid gains. Our electric and gas utilities holdings were somewhat mixed, but Orange & Rockland Utilities, Niagra Mohawk and Southwest Gas made the portfolio's top twenty list.

      On the downside, auto and auto parts companies (GenCorp, Meritor Automotive, Genuine Parts, Dana Corp., Barnes Group and Ford) all retreated. Manufacturing companies such as Minnesota Mining and Manufacturing, Ingersoll Rand and Deere also gave ground. Although major integrated oils like Atlantic Richfield and British Petroleum actually finished the quarter modestly higher, Pennzoil and Halliburton, the big oil services company, were hit rather hard as oil prices fell.

The Bottom of the Barrel?

      The price of a barrel of oil declined to a twelve year low in the second quarter of 1998. The market appears to have priced in all the bad news: the warm El Nino winters, slackening Asian demand, and excess OPEC production. We point out that despite Asia's woes, worldwide demand for oil is expected to be up modestly in 1998. According to the National Weather Service, El Nino is not likely to revisit us next winter. OPEC has made some modest production cuts already and will likely try to turn down the tap further in the year ahead. We doubt oil prices will explode from current levels. But, long term supply and demand trends support our increasingly positive view on the energy sector. This should ultimately put some life in moribund energy stocks.

Winning on the Sidelines

      Sometimes, the smartest things we do are what we don't do. Although extremely popular among income oriented equity investors in recent years, we had our reservations about Real Estate Investment Trusts (REITs). Our primary concern was that commercial real estate property prices had already recovered substantially in recent years and with investors throwing money at REITs, the temptation to pay too much for properties would be hard to resist. With the ongoing shakeout in the retail industry, we also worried that increasing vacancy rates in shopping centers would penalize retail oriented REITs' revenues and earnings. While it is still too early to tell if our worries will prove justified, other investors are beginning to share them as evidenced by REITs terrible performance over the last two quarters.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $114.00 - NYSE) is a global travel, financial and network services provider. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company continues to expand the reach of its credit card operations.

BCE Inc. (BCE - $42.6875 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $56.75 - NYSE) and BCEMobile Communications (BCX - $26.00
- NYSE). These are substantial values for BCE. For example, "behind" each share of BCE there are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth over $22 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

British Petroleum Co. plc (BP - $88.25 - NYSE), with an equity market capitalization exceeding $80 billion, is one of the world's largest integrated oil companies. Production, which reached 1.25 million barrels and 1.7 billion cubic feet per day in 1997, is slated to rise five percent per year to reach 1.8 million barrels of oil equivalent (BOE) per day by the year 2000 as new projects come on stream. The company, like other major oil producers and refiners, has embarked on a program to deliver $1.5 billion of underlying performance improvements - cost savings and volume increases - by the year 2000. Sizable cost savings are expected to result from the joint venture in European refining and marketing formed with Mobil. BP is a substantial cash flow generator, even in the current difficult environment of lower oil prices.

Chevron Corp. (CHV - $83.0625 - NYSE) is the third largest U.S. natural gas producer and is one of the nation's largest crude oil refiners and marketers of petroleum products. Chevron is the largest supplier of California's mandated reformulated gasolines. Worldwide, Chevron's 1997 net production was nearly 1.5 million barrels a day of oil and equivalent gas. The company plans to spend approximately $4 billion on worldwide exploration and production in 1998. Development projects include Kazakstan (building a pipeline linking the giant Tengiz oil field to the Black Sea ports) and the North Sea. The quarterly dividend was increased in January from 58 cents to 61 cents per share.

DeKalb Genetics Corp. (DKB - $94.625 - NYSE), an agricultural genetics and crop biotechnology company, develops and sells hybrid seeds and is the second largest supplier of hybrid seed corn. DeKalb was recently put up for sale by the founding Roberts family. Monsanto (MTC - $55.875 - NYSE), which already owns 40% of DeKalb, won the three-month-long auction and is to pay $100 in cash for each additional share, or $2.3 billion.

Eastern Enterprises (EFU - $42.875 - NYSE) owns and operates Boston Gas Company, New England's largest distributor of natural gas, serving 530,000 residential, commercial and industrial customers. The company also owns and operates Midland Enterprises, the leading U.S. dry-cargo, inland waterways barge operator with a fleet of 2,300 barges and 87 tug boats. Headquartered in Cincinnati, Midland provides low-cost marine transportation to many of the country's major industrial and agricultural regions. In December 1997, Eastern sold its 50% interest in AllEnergy. With a strong balance sheet, the company is positioned to make attractive strategic commitments, such as its agreement to acquire Essex County Gas for $80 million. The balance sheet was recently strengthened when the Supreme Court ruled on the Coal Act of 1992 in Eastern's favor which means the company will reverse a previously established liability reserve totalling $80 million. The dividend, increased to an annual rate of $1.64 per share, provides an attractive 3.83% yield for this cash rich company.

Exxon Corp. (XON - $71.3125 - NYSE), with an equity market value of $175 billion, is the world's largest, publicly owned integrated oil company. The company produced 1.6 million barrels of crude oil and 6.3 billion cubic feet of natural gas per day in 1997. Roughly one-half of Exxon's production comes from overseas reserves. Major, promising oil and gas exploration projects in West Africa, the Caspian Sea, Russia, the Gulf of Mexico and South America are being pursued. Profitability, in a period of fluctuating energy prices, has been sustained by management's success in holding costs essentially flat since 1990. Dividends have been paid since 1882 and have been increased annually since 1983.

Philip Morris Companies Inc. (MO - $39.375 - NYSE) is a leading consumer products company concentrating on tobacco (44% of revenues), food (49% of revenues) and beverages (6% of revenues). The company's Marlboro brand commands an approximate 30% share of the domestic cigarette market and Miller beer is number two (behind Anheuser-Busch) in its market. Food brands include Jell-O, Kool-Aid, Kraft, Sealtest and Post cereals. The company generates significant amounts of excess cash which is used to repurchase stock and to support a healthy and rising dividend payment to shareholders.

Southern New England Telecommunications Corp. (SNG - $65.50 - NYSE) is a holding company for Southern New England Telephone (SNET) which provides telephone services for most of Connecticut. SNET has had success in expanding into the long distance market in its home territory, gathering a 40% share of the long distance market in Connecticut. SBC Communications (SBC - $40.00 - NYSE) has agreed to acquire SNG for $4.26 billion in stock.

Southwest Gas Corp. (SWX - $24.4375 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to approximately 1.15 million residential, commercial and industrial customers in the fastest growing regions of the United States: Arizona, Nevada and parts of northeastern and southeastern California. The company added 63,000 net new customers during 1996 and 59,000 customers during 1997. This represents the fourth year in a row in which Southwest's customers growth rate has been at least double the industry average. The settlement with Arizona regulators providing a $32 million general rate increase should impact 1998 cash flow and earnings.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We believe it is still too early to accurately assess the impact of Asian economic distress on the U.S. economy and corporate earnings. However, Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the balance of the year.

      In the second quarter of 1998, we were once again able to take advantage of opportunities and avoid many of the potholes in higher yielding equity sectors. We will continue following our somewhat unique approach to the higher yielding sectors of the equity market.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.


                                   Sincerely,


         /s/ Mario J. Gabelli                    /s/ James Foung

         Mario J. Gabelli, CFA                   James Foung, CFA
         Portfolio Manager and                   Associate Portfolio Manager
         Chief Investment Officer

August 1, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1998

Exxon Corp.                                     British Petroleum Co. plc
American Express Co.                            DeKalb Genetics Corp.
Chevron Corp.                                   Philip Morris Companies Inc.
Eastern Enterprises                             Southern New England Telecom
BCE Inc.                                        Southwest Gas Corp.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Equity Income Fund
Portfolio of Investments -- June 30, 1998 (Unaudited)
===================================================================

                                                           Market
     Shares                                                Value
     ------                                                -----

              COMMON STOCKS -- 89.2%

              Aerospace -- 1.1%
     18,000   Boeing Co...............................   $ 802,125
      1,000   Raytheon Co., Cl. A.....................      57,625
      2,000   Rockwell International Corp.............      96,125
                                                        ----------
                                                           955,875
                                                        ----------
              Agriculture -- 3.0%
     20,000   DeKalb Genetics Corp....................   1,892,500
     15,000   Monsanto Co.............................     838,125
                                                        ----------
                                                         2,730,625
                                                        ----------
              Automotive -- 1.2%
      4,500   Ford Motor Co...........................     265,500
     12,000   General Motors Corp.....................     801,750
                                                        ----------
                                                         1,067,250
                                                        ----------
              Automotive: Parts and Accessories -- 1.4%
      2,500   Dana Corp...............................     133,750
      5,000   Ethyl Corp..............................      30,625
     20,000   GenCorp Inc.............................     505,000
     14,000   Genuine Parts Co........................     483,875
      4,000   Meritor Automotive Inc..................      96,000
                                                        ----------
                                                         1,249,250
                                                        ----------
              Aviation: Parts and Services -- 1.5%
     10,000   Barnes Group Inc........................     270,625
     19,000   Curtiss-Wright Corp.....................     744,563
      4,000   United Technologies.....................     370,000
                                                        ----------
                                                         1,385,188
                                                        ----------
              Business Services -- 1.4%
      2,000   Cognizant Corp..........................     126,000
      4,000   Dun & Bradstreet Corp...................     144,500
      1,000   Imation Corp.+..........................      16,563
      8,000   International Business Machines Corp....     918,500
      2,000   Landauer Inc............................      59,750
                                                        ----------
                                                         1,265,313
                                                        ----------
              Communications Equipment -- 0.1%
      1,000   Motorola Inc............................      52,563
                                                        ----------
              Consumer Products -- 7.3%
     18,000   Eastman Kodak Co........................   1,315,125
      8,000   Fortune Brands Inc......................     307,500
     40,000   Gallaher Group plc, ADR.................     875,000
      5,000   General Cigar Holdings Inc., Cl. B+ (b).      49,375
     12,000   General Electric Co.....................   1,092,000
      8,000   Gillette Co.............................     453,500
     18,000   National Presto Industries Inc..........     700,875
     45,000   Philip Morris Companies Inc.............   1,771,874
                                                        ----------
                                                         6,565,249
                                                        ----------
              Consumer Services -- 0.5%
     20,000   Rollins Inc.............................     410,000
                                                        ----------
              Diversified Industrial -- 4.2%
     34,274   GATX Corp...............................   1,503,771
      7,500   Honeywell Inc...........................     626,719
      6,000   Minnesota Mining & Manufacturing Co.....     493,125
     15,000   Tenneco Inc.............................     570,938
     21,000   Thomas Industries Inc...................     513,188
      1,000   Trinity Industries Inc..................      41,500
                                                        ----------
                                                         3,749,241
                                                        ----------
              Energy: Electric -- 4.0%
      8,000   Central & South West Corp...............     215,000
      2,500   Central Hudson Gas & Electric Corp......     114,688
      1,000   FPL Group Inc...........................      63,000
      2,000   MarketSpan Corp. +......................      59,875
     95,000   Niagara Mohawk Power Corp.+.............   1,419,062
     25,000   Orange & Rockland Utilities Inc.........   1,342,187
      8,000   PacifiCorp..............................     181,000
      5,000   Public Services Enterprise Group Inc....     172,188
                                                        ----------
                                                         3,567,000
                                                        ----------
              Energy: Natural Gas -- 10.7%
     30,000   Bay State Gas Co........................   1,149,375
      4,500   Berkshire Gas Co........................     104,625
     50,000   Colonial Gas Co.........................   1,431,250
     34,000   Commonwealth Energy System..............   1,283,500
     52,000   Eastern Enterprises.....................   2,229,499
     58,000   ENI SpA.................................     380,130
      3,000   Essex County Gas Co.....................     138,000
     10,000   Fall River Gas Co.......................     145,000
      4,000   Peoples Energy Corp.....................     154,500
     70,000   Southwest Gas Corp......................   1,710,625
     41,000   Wicor Inc...............................     948,125
                                                        ----------
                                                         9,674,629
                                                        ----------
              Energy: Oil -- 13.4%
     13,000   Atlantic Richfield Co...................   1,015,625
     22,500   British Petroluem Co. plc, ADR..........   1,985,625
     15,000   Burlington Resources Inc................     645,938
     28,000   Chevron Corp............................   2,325,749
      6,000   Elf Aquitaine SA........................     426,000
     45,000   Exxon Corp..............................   3,209,062
     18,000   Halliburton Co..........................     802,125
     10,000   Pennzoil Co.............................     506,250
     21,000   Texaco Inc..............................   1,253,438
                                                        ----------
                                                        12,169,812
                                                        ----------
              Entertainment -- 0.4%
      2,000   PolyGram NV, ADR........................     101,750
      1,500   USA Networks Inc. +.....................      37,688
      4,000   Viacom Inc., Cl. A+.....................     234,000
                                                        ----------
                                                           373,438
                                                        ----------
              Equipment and Supplies -- 4.3%
     15,000   Aeroquip-Vickers Inc....................     875,625
      4,000   Caterpillar Inc.........................     211,500
      2,000   Cooper Industries Inc...................     109,875
     25,000   Deere & Co..............................   1,321,874
     10,000   EG&G Inc................................     300,000

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
===================================================================

                                                           Market
     Shares                                                Value
     ------                                                -----
              COMMON STOCKS (Continued)

              Equipment and Supplies (Continued)
      5,000   Ingersoll Rand Co.......................   $ 220,313
      1,500   Minerals Technologies Inc...............      76,313
     13,000   Smith (A.O.) Corp., Cl. B...............     671,938
      1,000   Union Carbide Corp......................      53,375
                                                        ----------
                                                         3,840,813
                                                        ----------
              Financial Services -- 14.1%
      6,000   Allied Group Inc........................     280,875
     25,000   American Express Co.....................   2,849,999
      1,000   Banco Popular Espanol...................      85,440
     29,000   Banco Santander SA, ADR.................   1,469,937
     10,000   BankAmerica Co..........................     864,375
      3,000   Bankers Trust Co........................     348,188
      1,500   Banque Nationale de Paris...............     122,560
     27,000   Commerzbank AG, ADR.....................   1,027,625
     19,000   Deutsche Bank AG, ADR...................   1,606,284
      2,000   Fidelity National Corp.+................      22,500
      3,240   First Union Corp........................     188,730
      4,000   Mellon Bank Corp........................     278,500
      9,000   Morgan (J.P.) & Co. Inc.................   1,054,125
      3,000   Municipal Mortgage & Equity LLC.........      66,375
      3,000   Northern Trust Co.......................     228,750
      1,000   Pioneer Group Inc.......................      26,313
        500   Sterling Bancorp........................      13,000
     12,000   SunTrust Banks Inc......................     975,750
      2,200   Transamerica Corp.......................     253,275
      4,000   U.S. Trust Corp.........................     305,000
      7,000   Wachovia Corp...........................     591,500
        500   Wells Fargo & Co........................     184,500
                                                        ----------
                                                        12,843,601
                                                        ----------
              Food and Beverage -- 1.3%
      4,000   Bestfoods Inc...........................     232,250
      6,000   Coca-Cola Amatil Ltd., ADR..............      77,899
      2,000   Corn Products International Inc.+.......      67,750
      6,000   Heinz (H.J.) Co.........................     336,750
     10,000   Kellogg Co..............................     375,625
      2,000   Quaker Oats Co..........................     109,875
                                                        ----------
                                                         1,200,149
                                                        ----------
              Health Care -- 1.4%
      1,000   Glaxo Wellcome plc, ADR.................      59,813
      7,000   Johnson & Johnson.......................     516,250
     10,000   Pharmacia & Upjohn Inc..................     461,250
      3,000   SmithKline Beecham plc,  ADR............     181,500
                                                        ----------
                                                         1,218,813
                                                        ----------
              Metals and Mining -- 0.3%
     15,000   Freeport-McMoRan Copper &
                 Gold Inc., Cl. B.....................     227,813
                                                        ----------
              Paper and Forest Products-- 0.2%
      5,360   Sealed Air Corp. +......................     196,980
                                                        ----------
              Publishing -- 2.9%
     12,000   Dow Jones & Co. Inc.....................     669,000
      3,000   Harcourt General Inc....................     178,500
      3,000   McGraw-Hill Companies Inc...............     244,688
     36,000   Reader's Digest Association Inc., Cl. A.     976,500
     21,000   Reader's Digest Association Inc., Cl. B.     569,625
                                                        ----------
                                                         2,638,313
                                                        ----------
              Real Estate -- 0.0%
      2,500   Griffin Land & Nurseries Inc.+..........      43,750
                                                        ----------
              Retail -- 2.4%
     30,000   Giant Food Inc., Cl. A..................   1,291,875
     10,000   Mercantile Stores Co....................     789,375
      2,000   Sears, Roebuck & Co.....................     122,125
                                                        ----------
                                                         2,203,375
                                                        ----------
              Satellite -- 0.5%
     15,000   COMSAT Corp.............................     424,688
                                                        ----------
              Specialty Chemicals -- 1.3%
      2,000   du Pont de Nemours (E.I.) and Co........     149,250
      7,500   Ferro Corp..............................     189,844
     10,000   Grace (W.R.) & Co. +....................     170,625
     12,000   Hoechst AG, ADR.........................     595,499
      2,500   IMC Global Inc..........................      75,313
                                                        ----------
                                                         1,180,531
                                                        ----------
              Telecommunications -- 9.8%
      5,000   Alltel Corp.............................     232,500
      2,000   AT&T Corp...............................     114,250
     18,000   BC Telecom Inc..........................     673,221
     50,000   BCE Inc.................................   2,134,374
      4,608   Bell Atlantic Corp......................     210,240
      1,500   British Telecommunications plc, ADR.....     185,250
     10,000   Cable & Wireless plc, ADR +.............     368,750
     40,659   Citizens Utilities Co., Cl. B+..........     391,343
      7,000   Deutsche Telekom AG, ADR................     192,500
      1,000   France Telecom SA, ADR+.................      69,563
     24,000   GTE Corp................................   1,335,000
     10,000   Hong Kong Telecommunications Ltd., ADR..     188,750
      2,000   SBC Communications Inc..................      80,000
     27,000   Southern New England
                Telecommunications Corp...............   1,768,500
      3,500   Telecom Italia SpA, ADR.................     257,250
      4,000   Telefonica de Espana, ADR...............     556,250
      2,000   US West Inc.............................      94,000
                                                        ----------
                                                         8,851,741
                                                        ----------
              Utilities -- 0.5%
     24,000   United Water Resources Inc..............     432,000
                                                        ----------
              TOTAL COMMON STOCKS.....................  80,518,000
                                                        ----------

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
===================================================================

                                                           Market
     Shares                                                Value
     ------                                                -----

CONVERTIBLE PREFERRED STOCKS -- 4.0%

              Broadcasting -- 0.2%
      3,000   Granite Broadcasting Corp.
                 $1.938 Cv. Pfd.......................   $ 180,750
                                                       -----------
              Cable -- 0.4%
      4,000   MediaOne Group Inc. Pfd. D..............     359,750
                                                       -----------
              Entertainment -- 0.0%
        500   Metromedia International Group Inc.
                 Cv. Pfd..............................      25,750
                                                       -----------
              Equipment and Supplies -- 0.4%
      4,000   Sequa Corp. $5.00 Cv. Pfd...............     400,000
                                                       -----------
              Metals and Mining -- 0.1%
      5,000   Freeport-McMoRan Copper &
                 Gold Inc. 7.00% Cv. Pfd..............      97,500
                                                       -----------
              Paper and Forest Products -- 0.5%
      9,750   Sealed Air Corp. $2.00 Cv. Pfd..........     409,500
                                                       -----------
              Publishing -- 0.0%
      2,000   Golden Books Financial Trust Pfd........      44,000
                                                       -----------
              Telecommunications -- 2.4%
     16,500   Citizens Utilities Co. 5.00% Cv. Pfd....     779,625
     22,000   Sprint Corp. $2.6301 Cv. Pfd............   1,271,875
                                                       -----------
                                                         2,051,500
                                                       -----------
              TOTAL CONVERTIBLE
                 PREFERRED STOCKS.....................   3,568,750
                                                       -----------
   Principal
    Amount
    ------

              CONVERTIBLE CORPORATE BONDS -- 2.8%

              Business Services -- 0.1%
  $ 100,000   BBN Corp. Sub. Deb. Cv.
                 6.00%, 04/01/12 (b)  ................      92,500
                                                       -----------
              Consumer Products -- 0.7%
    700,000   Fieldcrest Cannon Inc. Sub. Deb. Cv.
                 6.00%, 03/15/12......................     601,125
                                                       -----------
              Energy -- 0.2%
    100,000   Pennzoil Co. Sub. Deb. Cv.
                 6.50%, 01/15/03......................     200,375
                                                       -----------
              Entertainment -- 0.2%
    150,000   Savoy Pictures Entertainment Inc.
                 Sub. Deb. Cv. 7.00%, 07/01/03........     146,438
                                                       -----------
              Equipment and Supplies -- 0.4%
    377,000   Kollmorgen Corp. Sub. Deb. Cv.
                 8.75%, 05/01/09......................     388,310
                                                       -----------
              Hotels and Gaming -- 0.1%
     50,000   Hilton Hotels Corp. Sub. Deb. Cv.
                 5.00%, 05/15/06......................      52,750
                                                       -----------
              Publishing -- 0.9%
    100,000   News America Holdings Inc.
                 Sub Deb. Cv. Zero Cpn., 03/31/02.....     138,813
    700,000   Thomas Nelson Inc. Sub. Deb. Cv.
                 5.75%, 11/30/99 (a)..................     697,374
                                                       -----------
                                                           836,187
                                                       -----------
              Transportation -- 0.2%
    200,000   Greyhound Lines Inc. Sub. Deb. Cv.
                 8.50%, 03/31/07......................     213,250
                                                       -----------
              TOTAL CONVERTIBLE
                CORPORATE BONDS.......................   2,530,935
                                                       -----------

              U.S. GOVERNMENT OBLIGATIONS -- 3.7%
  3,404,000   U.S. Treasury Bills 4.92% to 5.12%,
                 due 08/06/98 to 09/17/98++...........   3,376,145
                                                       -----------
              TOTAL INVESTMENTS  --  99.7%
                (Cost $58,547,641)....................  89,993,830

              Other Assets and
                Liabilities (Net) --  0.3%...........      283,835
                                                       -----------
              NET ASSETS  --  100.0%
                (5,093,694 shares outstanding)........ $90,277,665
                                                       ===========
              NET ASSET VALUE,
                Offering and Redemption
                 Price Per Share......................      $17.72
                                                            ======

FORWARD FOREIGN EXCHANGE CONTRACTS
                                           Expiration          Net Unrealized
                                             Date               Depreciation
                                            -------             -----------
    1,500,000 (c)  Sold Hong Kong Dollars
                    in exchange for
                    USD 190,815             08/26/98              $(1,432)

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of Rule 144A securities amounted to $697,374 or 0.8% of net assets.
(b)   Security fair valued as determined by the Board of Directors.
(c)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                        Gabelli Equity Series Funds, Inc.
                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                         John D. Gabelli
Chairman and Chief                            Vice President
Investment Officer                            Gabelli & Company, Inc.
Gabelli Funds, Inc.                           Robert J. Morrissey
                                              Attorney-at-Law
Felix J. Christiana                           Morrissey & Hawkins
Former Senior Vice President
Dollar Dry Dock Savings Bank                  Karl Otto Pohl
                                              Former President
Anthony J. Colavita                           Deutsche Bundesbank
Attorney-at-Law
Anthony J. Colavita, P.C.                     Anthony R. Pustorino
                                              Certified Public Accountant
Vincent D. Enright                            Professor, Pace University
Former Senior Vice President
and Chief Financial Officer                   Anthonie C. van Ekris
KeySpan Energy Corp.                          Managing Director
                                              BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA                         Bruce N. Alpert
President and Chief                           Vice President and Treasurer
Investment Officer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------